Exhibit 10.1

AMENDMENT NO. 2 TO EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 2 (this “Amendment #2”) to the Exclusive License Agreement, dated as of September 26, 2014 and amended as of April 5, 2022 (the “License Agreement”), by and between the KU CENTER FOR TECHNOLOGY COMMERCIALIZATION, INC., a Kansas non-profit §501 (c)(3) corporation, having its principal place of business at 3901 Rainbow Boulevard, Kansas City, Kansas 66160 (“KUCTC” or “Licensor”), and REATA PHARMACEUTICALS, INC., a Delaware corporation, having its principal place of business located at 5320 Legacy Drive, Plano, Texas 75024 (“REATA” or “Licensee”), is entered into as of the date of the last signature below (the “Effective Date of Amendment # 2”).

WHEREAS, the parties desire to amend the License Agreement to revise certain commercial due diligence milestones as set forth in this Amendment # 2.

NOW, THEREFORE, in consideration of the recitals above and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.
Definitions. Capitalized terms used in this Amendment # 2 and not otherwise defined herein shall have the meanings ascribed to such terms in the License Agreement.

2. Section 5.1 (Commercial Diligence) of the License Agreement. Section 5.1 of the License Agreement is hereby amended and restated to read in its entirety as follows:

“5.1 Commercial Diligence

Upon execution of this Agreement, Licensee shall diligently proceed with Commercially Diligent Efforts to develop, manufacture, practice, sell and use the Licensed Products in order to make them readily available to the general public as soon as possible on commercially reasonable terms. Licensee shall continue active, diligent Commercially Diligent Efforts for one or more Licensed Product(s) throughout the term of this Agreement (“Actively Commercializing”). In addition, Licensee shall perform at least the following obligations as part of its due diligence activities hereunder:

(a)
Licensee shall achieve first patient randomization in a Phase II clinical trial on or before [***].
(b)
Licensee shall achieve first patient randomization in a Phase III clinical trial on or before [***].

By meeting each milestone in clause (a) and clause (b) of this Section 5.1 one time, Licensee shall be deemed to have satisfied the Commercially Diligent Efforts requirements in Section 5.1, regardless of the number of compounds that are ultimately developed.”

Certain identified information has been excluded from this exhibit because it is both not material and is of the type that the registrant treats as private or confidential. This redacted information has been marked in this exhibit with three asterisks [***].

3. Section 5.2 (Milestones and Fees for Development of Licensed Products) of the License Agreement. Section 5.2 of the License Agreement is hereby amended and restated to read in its entirety as follows:

“5.2 Milestones and Fees for Development of Licensed Products

a.
Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon completion of [***].
b.
Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon completion of [***].
c.
Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon [***].
d.
Licensee shall pay to Licensor a milestone fee of [***]US Dollars ($[***]) upon [***].
e.
Licensee shall pay to Licensor a milestone fee of [***] US Dollars ($[***]) upon [***].

Each required payment will be paid to Licensor within thirty (30) days of completion of each milestone listed above.

Beginning with IND acceptance, each milestone may be paid up to two times if different compounds are developed in different therapeutic areas, (e.g., one in neuropathy and one in cancer). If a back-up or replacement compound is substituted for an initial lead compound in a given indication, milestones achieved with the back-up or replacement compound will not be payment-bearing until a previously unpaid milestone is reached. For example, if the initially developed compound has entered Phase I and is then replaced, no milestone payments will be due for the replacement compound until first patient randomization in a Phase II trial is achieved.

4. Fee. Licensee shall pay Licensor a fee of [***] US Dollars ($[***] USD) on or before March 15, 2023 as consideration for this Amendment # 2.

5. Effect of Amendment # 2. Except as amended by this Amendment # 2, the License Agreement shall remain in full force and effect pursuant to its terms. By signing this Amendment # 2, each of the parties hereto hereby agrees that the License Agreement is hereby ratified and affirmed in all respects.

6. Governing Law. This Amendment # 2 will be construed and enforced in accordance with the laws of the State of Kansas, without regard to its conflict of law provisions.

7. Counterparts. This Amendment may be executed in one or more counterparts, all of which together shall constitute one and the same agreement. The delivery by any party of an executed counterpart hereof by facsimile transmission or email of .pdf copies shall be effective as an original executed counterpart of this Amendment by such party and shall constitute an original enforceable document.

IN WITNESS WHEREOF, the parties have duly executed this Amendment # 2 as of the Effective Date.

REATA PHARMACEUTICALS, INC.

By: /s/Manmeet S. Soni

Name: Manmeet S. Soni

Title: Chief Operating Officer, Chief Financial Officer, and President

Date: March 2, 2023

KU CENTER FOR TECHNOLOGY COMMERCIALIZATION, INC.

By: /s/ David Vranicar, MBA

Name: David Vranicar, MBA

Title: Vice Chancellor for Technology Commercialization

Date: March 1, 2023